Exhibit 32.2

                                  CERTIFICATION
      Certification of Chief Executive Officer and Chief Financial Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350

In connection with the Annual Report of Propalms, Inc. (the "Company") on Form 10-KSB for the year ended January 31, 20098 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Zysblat, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2009

/s/ Robert Zysblat
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Robert Zysblat, Chief Financial Officer